                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:  US OFFICE PRODUCTS COMPANY, ET AL.             Case Number: 01-646 (PJW)
------------------------------------------      Reporting Period: April 1, 2001-
                Debtors                                           April 30, 2001

                            MONTHLY OPERATING REPORT
            File with Court and submit copy to United States Trustee
                        within 30 days after end of month

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------------------------
REQUIRED DOCUMENTS                                                              FORM NO.     DOCUMENT ATTACHED  EXPLANATION ATTACHED
------------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                 MOR - 1                  X             Exhibit A
------------------------------------------------------------------------------------------------------------------------------------
         Bank Reconciliation (or copies of debtor's bank reconciliation's)  MOR - 1 (CON'T)                      See Affidavit
------------------------------------------------------------------------------------------------------------------------------------
         Copies of Bank Statements                                                                               See Affidavit
------------------------------------------------------------------------------------------------------------------------------------
         Cash disbursements journals                                                                 X             Exhibit B
------------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                     MOR - 2                  X             Exhibit C
------------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                               MOR - 3                  X             Exhibit D
------------------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                MOR - 4                  X             Exhibit E
------------------------------------------------------------------------------------------------------------------------------------
         Copies of IRS Form 6123 or payment receipt                                                  X             Exhibit F
------------------------------------------------------------------------------------------------------------------------------------
         Copies of tax returns filed during reporting period
------------------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                        MOR - 4
------------------------------------------------------------------------------------------------------------------------------------
         Listing of aged accounts payable                                                            X             Exhibit G
------------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                                MOR - 5                  X             Exhibit H
------------------------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                        MOR - 5                  X             Exhibit I
------------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Kevin J. Thimjon                                                6/4/01
---------------------------------------------                  -----------------
Signature of Debtor                                            Date



---------------------------------------------                  -----------------
Signature of Joint Debtor                                      Date


/s/ Kevin J. Thimjon                                                6/4/01
---------------------------------------------                  -----------------
Signature of Authorized Individual*                            Date


Kevin J. Thimjon                                    SVP & Corporate Controller
---------------------------------------------    -------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual


* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.


5/31/2001                                                              Form MOR

              TRANSMITTAL OF FINANCIAL REPORTS AND CERTIFICATION OF
                 COMPLIANCE WITH UNITED STATES TRUSTEE OPERATING
           REQUIREMENTS FOR THE PERIOD APRIL 1, 2001 TO APRIL 30, 2001

In Re:     US OFFICE PRODUCTS COMPANY                Case No. 01-00646 (PJW)
           --------------------------                         --------------
                    Debtor


            DECLARATION CONCERNING RECONCILIATION OF BANK STATEMENTS


I, KEVIN J. THIMJON, SENIOR VICE PRESIDENT AND CORPORATE CONTROLLER, OF THE US OFFICE PRODUCTS COMPANY, NAMED AS DEBTOR IN THIS CASE, DECLARE UNDER THE PENALTY OF PERJURY THAT I HAVE REVIEWED THE BANK STATEMENTS AND THE ASSOCIATED RECONCILIATION OF THE COMPANY'S CASH DISBURSEMENT ACCOUNTS AND THAT THEY ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE, INFORMATION AND BELIEF.

DATE:        6/4/01                      SIGNATURE:  /s/ KEVIN J. THIMJON
      ---------------------                        -----------------------------

                  KEVIN J. THIMJON, SENIOR VICE PRESIDENT & CORPORATE CONTROLLER
                  --------------------------------------------------------------
                  (PRINT OR TYPE NAME OF INDIVIDUAL SIGNING ON BEHALF OF DEBTOR)

THE BUSINESS OF THE DEBTOR AND ITS AFFILIATES IS COMPLEX. WHILE EVERY EFFORT HAS BEEN MADE TO MAKE THESE RECONCILIATIONS ACCURATE AND COMPLETE, UNINTENTIONAL ERRORS OR OMISSIONS MAY EXIST. IN THE EVENT THAT ERRORS OR OMISSIONS ARE DISCOVERED, THESE RECONCILIATIONS WILL BE SUPPLEMENTED OR AMENDED, AS APPROPRIATE.

-----------------------------------------------------------------------------------
US OFFICE PRODUCTS
MONTHLY CASHFLOW-APRIL 2001
                                                                                 TOTAL
                                                                                 -----
                               WEEK 1      WEEK 2       WEEK 3      WEEK 4      APR-01
                               ------      ------       ------      ------      ------
                               ACTUAL      ACTUAL       ACTUAL      ACTUAL      ACTUAL
--------------------------------------------------------------------------------------
CASH COLLECTIONS
Operating Receipts             19,124      20,614       21,644      24,374      85,756
--------------------------------------------------------------------------------------
TOTAL CASH INFLOW              19,124      20,614       21,644      24,374      85,756
--------------------------------------------------------------------------------------

CASH DISBURSMENTS
Net Operating Disbursements    20,712      20,824       19,697      12,552      73,785
Payroll and Payroll Taxes &
    Employee Benefits           7,964         803        9,780       1,421      19,968
Retention Payments                  -       1,411        1,077       2,360       4,848
Other                               -           -            -           -           -
--------------------------------------------------------------------------------------
TOTAL OUTFLOW                  28,676      23,038       30,554      16,333      98,601
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
NET CASHFLOW                   (9,552)     (2,424)      (8,910)      8,041     (12,845)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

EXHIBIT B

US OFFICE PRODUCTS
SUMMARY OF APRIL CASH DISBURSEMENTS

                                                                                                           TOTAL CASH
                              LEGAL ENTITY NAME                         LEGAL ENTITY CODE                  DISBURSEMENT
         ------------------------------------------------------------   -------------------------    -----------------------
 1       Bindery Systems, Inc.                                          BDSI                                              -
 2       Central Texas Office Products, Inc.                            CTOP                                   6,835,378.51
 3       Dulworth Office Furniture Company                              DULW                                              -
 4       Forty-Fifteen Papin Redevelopment Corporation                  FPRC                                              -
 5       Interiors Acquisition Corporation                              INAC                                              -
 6       Kentwood Office Furniture, Inc.                                KOFI                                     589,232.44
 7       KOF-CT Acquisition Corporation                                 KOFA                                              -
 8       McWhorter's, Inc.                                              MCWT                                   3,251,953.11
 9       Modern Food Systems, Inc.                                      MFSI                                     611,660.39
10       Modern Vending, Inc.                                           MVNI                                     611,660.39
11       OE Acquisition Corporation                                     OEAC                                              -
12       ReWork Acquisition Corporation                                 RWAC                                              -
13       Sletten Vending Service, Inc.                                  SVSI                                     858,305.40
14       The Systems House, Inc.                                        TSHI                                     421,242.96
15       US Office Products Company                                     USOP                                   2,261,438.58
16       US Office Products, Chicago District, LLC                      OPCD                                  30,538,152.63
17       US Office Products, Colorado District, LLC                     OPCO                                   3,359,351.29
18       US Office Products, Florida District, LLC                      OPFL                                   7,739,725.96
19       US Office Products, Georgia District, LLC                      OPGA                                   1,343,070.18
20       US Office Products, Mid-Atlantic District, LLC                 OPMA                                  11,616,772.94
21       US Office Products, Mid-South District, LLC                    OPMS                                   5,921,336.51
22       US Office Products, North Atlantic District, Inc.              OPNA                                     406,869.00
23       US Office Products, Northwest District, LLC                    OPNW                                  11,944,070.19
24       US Office Products, South Central District, Inc.               OPSC                                   7,739,736.02
25       USOP Holding Co. of Mexico, Inc.                               UHCM                                              -
26       USOP Merchandising Company                                     OPMC                                      32,084.12
27       USOPN, Inc.                                                    OPNI                                              -
28       Vend-Rite Service Corporation                                  VRSC                                   6,348,070.50
                                                                                                          --------------------
                   TOTAL CASH DISBURSEMENT                                                                   102,430,111.12
                                                                                                          ====================

Note: Revenue was used to allocate certain disbursements including but not limited to payroll and vendor wires made a by a single legal entity on behalf of multiple legal entities.

EXHIBIT C                                          US OFFICE PRODUCTS
                                              CONSOLIDATED INCOME STATEMENT
                                           APRIL 2001 - MONTHLY/MONTH TO DATE
                                                      ($'S THOUSANDS)

                                                              USOP-NA      US REFRESH    McWHORTERS     USOP PARENT         TOTAL
                                                              -------      ----------    ----------     -----------         -----
Net Revenues                                                  $  71,177     $  6,550      $ 2,920        $      -      $    80,647
Cost of Revenues                                                 53,730        5,435        1,862               -           61,027
                                                           ------------------------------------------------------------------------
     Gross Profit                                                17,447        1,115        1,058               -           19,620

Selling, General & Admin. Expenses                               26,027        1,379        1,155           3,147           31,708
Amortization Expense                                                  -            -            -               -                -
Operating Restructuring Costs                                         3          321            -          (1,567)          (1,243)
                                                           ------------------------------------------------------------------------
     Operating Income (Loss)                                     (8,583)        (585)         (97)         (1,580)         (10,845)
                                                           ------------------------------------------------------------------------
Other (Income)/Expense:
     Interest (Income)/Expense                                      (21)          49           (3)           (577)            (552)
     Unrealized Foreign Currency transaction (Gain) Loss              -            -            -            (202)            (202)
     Equity in loss of affiliates                                     -            -            -           2,272            2,272
     (Gain)/loss on closure of business                           3,453       (1,334)           -               -            2,119
     Other (income)/expense                                      12,067        1,059          571         (13,621)              76
                                                           ------------------------------------------------------------------------
          Total Other (Income)/Expense                           15,499         (226)         568         (12,128)           3,713
                                                           ------------------------------------------------------------------------
Income (Loss) before Income Taxes                               (24,082)        (359)        (665)         10,548          (14,558)
     and extraordinary item
Provision for (benefit from) income taxes                        (9,478)          31         (279)          5,975           (3,751)
                                                           ------------------------------------------------------------------------
Net Income (Loss) Before Extraordinary Items                $   (14,604)   $    (390)     $  (386)      $   4,573    $     (10,807)
                                                           ========================================================================

EXHIBIT D
                                                            US OFFICE PRODUCTS
                                                              BALANCE SHEETS
                                                                APRIL 2001

                                                      USOP - NA   US REFRESH  MCWHORTERS  USOP PARENT  USOP ELIMS     TOTAL
                                                      ---------   ----------  ----------  -----------  ----------     -----
ASSETS

Current Assets:
     Cash & Cash Equivalents                          $  14,073    $  3,343   $  4,672    $        0   $        -   $  22,088
     Accounts Receivable, net                           111,373       2,371        325             -            -     114,069
     Inventory, net                                      37,560       3,502     10,437             -            5      51,504
     Prepaid expenses and other current assets           49,646       2,723      2,167        10,217            -      64,753
                                                     -------------------------------------------------------------------------
          Total Current Assets                          212,652      11,939     17,601        10,217            5     252,414

     Property & Equipment, net                           49,358      30,822      7,208             -         (410)     86,978
     Intangible Assets, net                                   -           -         53             -            -          53
     I/C Receivable from non-debtor entities                                                 198,059                  198,059
     Other Assets                                       427,499         692          0       249,603     (304,581)    373,213
                                                     -------------------------------------------------------------------------
TOTAL ASSETS                                          $ 689,509    $ 43,453   $ 24,862    $  457,879     (304,986)  $ 910,717
                                                     =========================================================================
LIABILITIES AND STOCKHOLDERS EQUITY
Pre Petition Liabilities
     Accounts Payable                                 $  44,648    $  3,099   $  3,468    $       21   $        -   $  51,236
     Accrued Compensation                                 6,165           -        315         1,161            -       7,641
     Other accrued liabilities                            9,855           0      1,749        15,282           14      26,900
     I/C Payables/(Receivables)                          (6,956)     20,802      6,119       (19,922)         (43)          -
     I/C with non-debtor entities                                                             77,668                   77,668
     Bank Debt                                               94           -          -       711,269            -     711,363
     2003 Notes                                               -           -          -         4,144            -       4,144
     2008 Notes                                               -           -          -       361,799            -     361,799
     Other Liabilities                                    2,426           -      2,522             -            -       4,948
                                                     -------------------------------------------------------------------------
Total Pre-Petition Liabilities                           56,232      23,901     14,173     1,151,422          (29)  1,245,699
                                                     -------------------------------------------------------------------------

                                                                                                                            -
Post Petition Liabilities                                                                                                   -
     Accounts Payable                                    39,983       1,531        970             -            -      42,484
     Accrued Compensation                                 9,809         663       (159)         (268)           -      10,045
     I/C Payables/(Receivables)                         (44,618)      1,750      2,086        39,958          824           -
     Other accrued liabilities                           10,742         454        (68)        6,725           11      17,864
     Other Liabilities                                       33           -          -             -            -          33
                                                     ---------------------------------------------------------------------------
Total Post-Petition Liabilities                          15,949       4,398      2,829        46,415          835      70,426
                                                     ---------------------------------------------------------------------------
Total Liabilities                                        72,181      28,299     17,002     1,197,837          806   1,316,125

   Total Stockholders' Equity                           617,328      15,154      7,860      (739,958)    (305,792)   (405,408)
                                                     ---------------------------------------------------------------------------
   TOTAL LIABILITIES AND STOCKHOLDERS EQUITY          $ 689,509    $ 43,453   $ 24,862    $  457,879  $  (304,986) $  910,717
                                                     ===========================================================================

EXHIBIT E

                                UNITED STATES BANKRUPTCY COURT
                                     DISTRICT OF DELAWARE

In re: US Office Products Company, et al.              Case Number: 01-646 (PJW)
-----------------------------------------       Reporting Period: April 1, 2001-
                Debtors                                           April 30, 2001

                          SUMMARY OF POSTPETITION TAXES

USOP-NORTH AMERICA
---------------------------------------------------------------------------------------------------------------------------------
                                 BEGINNING     AMOUNT WITHHELD                                   CHECK NO.        ENDING TAX
                                TAX LIABILITY     OR ACCRUED     AMOUNT PAID       DATE PAID      OR EFT          LIABILITY
---------------------------------------------------------------------------------------------------------------------------------
FEDERAL
---------------------------------------------------------------------------------------------------------------------------------
Withholding                    $  513,460.96     $3,016,981.79  $ 3,010,095.92    4/6 & 4/20     ADP Debit      $ 520,346.83
---------------------------------------------------------------------------------------------------------------------------------
FICA - Employee                   245,330.06      1,308,930.43    1,305,245.39    4/6 & 4/20     ADP Debit        249,015.10
---------------------------------------------------------------------------------------------------------------------------------
FICA - Employer                   245,343.26      1,312,662.12    1,318,656.90    4/6 & 4/20     ADP Debit        239,348.48
---------------------------------------------------------------------------------------------------------------------------------
Unemployment                       22,394.28         20,966.14       22,641.84    4/6 & 4/20     ADP Debit         20,718.58
---------------------------------------------------------------------------------------------------------------------------------
Income                           (721,645.07)    (2,808,751.74)              -                                 (3,530,396.81)
---------------------------------------------------------------------------------------------------------------------------------
Other:
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES         $  304,883.49     $2,850,788.74  $ 5,656,640.05                                $ (2,500,967.82)
---------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
---------------------------------------------------------------------------------------------------------------------------------
Withholding                    $  120,609.76     $  631,814.03      629,592.96    4/6 & 4/20     ADP Debit       $ 122,830.83
---------------------------------------------------------------------------------------------------------------------------------
Sales                           3,377,142.34      3,062,025.32    3,698,969.24      04/01        EFT             2,740,198.42
---------------------------------------------------------------------------------------------------------------------------------
Excise                                     -         55,426.83       55,426.83      04/01        EFT                 -
---------------------------------------------------------------------------------------------------------------------------------
Unemployment                       30,405.25         65,556.18       72,879.71    4/6 & 4/20     ADP Debit          23,081.72
---------------------------------------------------------------------------------------------------------------------------------
Real Property                      40,597.60         64,109.78        6,356.09      04/01        EFT                98,351.29
---------------------------------------------------------------------------------------------------------------------------------
Personal Property                  66,572.39         52,142.90       28,114.34      04/01        EFT                90,600.95
---------------------------------------------------------------------------------------------------------------------------------
Other:                              9,305.89         15,587.70       12,761.88      04/01        EFT                12,131.71
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL       $3,644,633.23     $3,946,662.74  $ 4,504,101.05                                 $ 3,087,194.92
---------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                    $3,949,516.72     $6,797,451.48  $10,160,741.10                                 $   586,227.10
---------------------------------------------------------------------------------------------------------------------------------


6/4/2001                    Page 6 of 19                            Form MOR-4

EXHIBIT E

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:  US OFFICE PRODUCTS COMPANY, ET AL.            Case Number:  01-646 (PJW)
------------------------------------------      Reporting Period: April 1, 2001-
                Debtors                                           April 30, 2001


                          SUMMARY OF POSTPETITION TAXES

USREFRESH
-------------------------------------------------------------------------------------------------------------------------------
                                    BEGINNING TAX    AMOUNT WITHHELD                                 CHECK NO.     ENDING TAX
                                      LIABILITY         OR ACCRUED      AMOUNT PAID   DATE PAID       OR EFT        LIABILITY
-------------------------------------------------------------------------------------------------------------------------------
FEDERAL
-------------------------------------------------------------------------------------------------------------------------------
Withholding                         $    24,136.50    $   192,848.00    $168,772.50  04/06 &04/20    ADP Debit     $ 48,212.00
-------------------------------------------------------------------------------------------------------------------------------
FICA - Employee                          23,789.00        109,539.00     105,943.25  04/06 &04/20    ADP Debit       27,384.75
-------------------------------------------------------------------------------------------------------------------------------
FICA - Employer                          23,789.00        109,539.00     105,943.25  04/06 &04/20    ADP Debit       27,384.75
-------------------------------------------------------------------------------------------------------------------------------
Unemployment                             19,129.48         13,727.00      29,424.73  04/06 &04/20    ADP Debit        3,431.75
-------------------------------------------------------------------------------------------------------------------------------
Income                                  158,944.00       (453,502.00)             -                                (294,558.00)
-------------------------------------------------------------------------------------------------------------------------------
Other:                                           -                 -              -                                    -
-------------------------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES              $   249,787.98   $    (27,849.00)   $410,083.73                              $ (188,144.75)
-------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-------------------------------------------------------------------------------------------------------------------------------
Withholding                         $    14,882.50    $    45,875.36    $ 42,234.44  04/06 &04/20    ADP Debit     $ 18,523.42
-------------------------------------------------------------------------------------------------------------------------------
Sales                                   295,103.00        234,889.00     295,103.00                                 234,889.00
-------------------------------------------------------------------------------------------------------------------------------
Excise                                           -                 -              -                                    -
-------------------------------------------------------------------------------------------------------------------------------
Unemployment                              6,461.67         19,166.00      17,714.84  04/06 &04/20    ADP Debit        7,912.83
-------------------------------------------------------------------------------------------------------------------------------
Real Property                             1,117.00        (10,638.00)             -                                  (9,521.00)
-------------------------------------------------------------------------------------------------------------------------------
Personal Property                        64,864.00          6,897.00       9,552.00                                  62,209.00
-------------------------------------------------------------------------------------------------------------------------------
Other:                                    6,478.00                 -              -                                   6,478.00
-------------------------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL            $   388,906.17    $   296,189.36    $364,604.28                               $ 320,491.25
-------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                         $   638,694.15    $   268,340.36    $774,688.01                               $ 132,346.50
-------------------------------------------------------------------------------------------------------------------------------


6/4/2001                    Page 7 of 19                            Form MOR-4

EXHIBIT E

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:  US OFFICE PRODUCTS COMPANY, ET AL.            Case Number:  01-646 (PJW)
------------------------------------------      Reporting Period: April 1, 2001-
                Debtors                                           April 30, 2001


                          SUMMARY OF POSTPETITION TAXES

McWHORTERS
----------------------------------------------------------------------------------------------------------------------------
                                    BEGINNING TAX    AMOUNT WITHHELD                              CHECK NO.     ENDING TAX
                                      LIABILITY         OR ACCRUED      AMOUNT PAID   DATE PAID    OR EFT        LIABILITY
----------------------------------------------------------------------------------------------------------------------------
FEDERAL
----------------------------------------------------------------------------------------------------------------------------
Withholding                       $    23,290.45     $    94,836.83     $ 94,418.07  4/6 & 4/20   ADP Debit      $ 23,709.21
----------------------------------------------------------------------------------------------------------------------------
FICA - Employee                        14,599.98          57,389.64       57,642.21  4/6 & 4/20   ADP Debit        14,347.41
----------------------------------------------------------------------------------------------------------------------------
FICA - Employer                        14,600.00          57,389.64       57,642.25  4/6 & 4/20   ADP Debit        14,347.39
----------------------------------------------------------------------------------------------------------------------------
Unemployment                              789.65           2,329.79        2,536.99  4/6 & 4/20   ADP Debit           582.45
----------------------------------------------------------------------------------------------------------------------------
Income                                         -                  -               -                                  -
----------------------------------------------------------------------------------------------------------------------------
Other:                                         -                  -               -                                  -
----------------------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES            $    53,280.08     $   211,945.90     $212,239.52                              $ 52,986.46
----------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
----------------------------------------------------------------------------------------------------------------------------
Withholding                        $    4,889.50     $    19,769.01     $ 19,716.26  4/6 & 4/20   ADP Debit      $ 4,942.25
----------------------------------------------------------------------------------------------------------------------------
Sales                                 226,230.87         272,167.10      278,562.00                              219,835.97
----------------------------------------------------------------------------------------------------------------------------
Excise                                         -                  -               -                                  -
----------------------------------------------------------------------------------------------------------------------------
Unemployment                            1,678.01          11,506.06       10,307.55  4/6 & 4/20   ADP Debit        2,876.52
----------------------------------------------------------------------------------------------------------------------------
Real Property                                  -                  -               -                                  -
----------------------------------------------------------------------------------------------------------------------------
Personal Property                              -                  -               -                                  -
----------------------------------------------------------------------------------------------------------------------------
Other:                                         -                  -               -                                  -
----------------------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL          $   232,798.38     $   303,442.17     $308,585.81                            $  227,654.74
----------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                       $   286,078.46     $   515,388.07     $520,825.33                             $ 280,641.20
----------------------------------------------------------------------------------------------------------------------------


6/4/2001                    Page 8 of 19                            Form MOR-4

EXHIBIT E

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:  US OFFICE PRODUCTS COMPANY, ET AL.            Case Number:  01-646 (PJW)
------------------------------------------      Reporting Period: April 1, 2001-
                Debtors                                           April 30, 2001


                          SUMMARY OF POSTPETITION TAXES

US OFFICE PRODUCTS-PARENT
----------------------------------------------------------------------------------------------------------------------------
                                    BEGINNING TAX    AMOUNT WITHHELD                              CHECK NO.     ENDING TAX
                                      LIABILITY         OR ACCRUED      AMOUNT PAID   DATE PAID    OR EFT        LIABILITY
----------------------------------------------------------------------------------------------------------------------------
FEDERAL
---------------------------------------------------------------------------------------------------------------------------------
Withholding                           $28,426.06        $65,833.25      $ 81,092.66  4/6 & 4/20   ADP Debit     $ 13,166.65
---------------------------------------------------------------------------------------------------------------------------------
FICA - Employee                         1,665.55          3,578.61         4,528.44  4/6 & 4/20   ADP Debit          715.72
---------------------------------------------------------------------------------------------------------------------------------
FICA - Employer                         1,665.55          3,578.61         4,528.44  4/6 & 4/20   ADP Debit          715.72
---------------------------------------------------------------------------------------------------------------------------------
Unemployment                                   -             16.86            13.49  4/6 & 4/20   ADP Debit            3.37
---------------------------------------------------------------------------------------------------------------------------------
Income                                         -                 -                -                                       -
---------------------------------------------------------------------------------------------------------------------------------
Other:                                         -                 -                -                                       -
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES                $31,757.16        $73,007.33      $ 90,163.03                             $ 14,601.46
---------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
---------------------------------------------------------------------------------------------------------------------------------
Withholding                           $ 5,846.60        $12,345.41      $ 15,722.93  4/6 & 4/20   ADP Debit     $  2,469.08
---------------------------------------------------------------------------------------------------------------------------------
Sales                                          -                 -                -                                       -
---------------------------------------------------------------------------------------------------------------------------------
Excise                                         -                 -                -                                       -
---------------------------------------------------------------------------------------------------------------------------------
Unemployment                              179.34             93.65           257.52  4/6 & 4/20   ADP Debit           15.47
---------------------------------------------------------------------------------------------------------------------------------
Real Property                                  -                 -                -                                       -
---------------------------------------------------------------------------------------------------------------------------------
Personal Property                              -                 -                -                                       -
---------------------------------------------------------------------------------------------------------------------------------
Other:                                         -                 -                -                                       -
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL              $ 6,025.94        $12,439.06      $ 15,980.45                              $ 2,484.55
---------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                           $37,783.10        $85,446.39      $106,143.48                              $17,086.01
---------------------------------------------------------------------------------------------------------------------------------


6/4/2001                    Page 9 of 19                            Form MOR-4

EXHIBIT F

                                 ADP TAX SUMMARY
                               FIRST QUARTER 2001

                                                   FEDERAL                           FEDERAL           EMPLOYEE       EMPLOYER
                     LEGAL ENTITY                  TAX ID #      TOTAL WAGES       INCOME TAX           FICA           FICA
                     ------------                  --------      -----------       ----------           ----           ----
 1 U.S. Office Products North Atlantic District   13-3910749      1,249,452.65      234,912.66        95,001.61       95,001.61
 2 Vend-Rite Service Corporation                  23-2014419      2,563,081.68      390,961.49       194,393.27      194,393.27
 3 Modern Vending                                 35-1281612        804,276.64      100,636.35        63,032.80       63,032.80
 4 Modern Food Systems, Inc.                      35-1452471        140,057.26       16,621.27        10,959.22       10,959.22
 5 Systems House, Inc.                            36-3128937      2,185,289.83      419,268.77       174,179.67      174,179.67
 6 U.S. Office Products Chicago District, LLC     36-4256254     13,836,066.15    2,160,917.71     1,113,347.44    1,113,347.44
 7 Kentwood Office Furniture                      38-2935228        460,591.58       64,090.53        37,272.49       37,272.49
 8 Sletten Vending Service, Inc.                  39-1245889        712,288.15       98,080.54        56,328.26       56,328.26
 9 U.S. Office Products Mid Atlantic District     52-0852962      6,485,132.42    1,019,526.48       515,481.38      515,481.38
10 U.S. Office Products Company                   52-1906050      9,199,232.58    2,870,445.93       315,472.55      315,472.55
11 U.S. Office Products Georgia District          58-2411961        739,282.44       95,128.66        58,759.07       58,759.07
12 U.S. Office Products Florida District          59-3530198      3,626,787.89      576,910.35       282,487.16      282,487.16
13 Dulworth Office Furniture Company              61-0853132        121,805.26       13,225.17         9,758.52        9,758.52
14 U.S. Office Products South Central District    62-1112418      3,168,074.89      445,738.41       249,719.34      249,719.34
15 U.S. Office Products Mid-South District        62-1307529      3,216,742.16      444,382.01       256,296.39      256,296.39
16 U.S. Office Products Northwest District        93-1274245      5,045,086.46      722,399.29       397,213.35      397,213.35
17 Bindery Systems, Inc.                          93-0976940        549,221.62       92,657.31        42,462.85       42,462.85
18 U.S. Office Products Colorado District         84-0575096      1,656,268.35      270,071.92       129,015.70      129,015.70
19 Central Texas Office Products, Inc.            74-2367790      2,597,400.08      377,189.47       205,472.53      205,472.53
20 McWhorters Stationery Company                  94-2623280      2,716,944.72      371,056.89       204,800.01      204,800.01
                                                               ---------------  --------------  ----------------  --------------
   TOTAL                                                         61,073,082.81   10,784,221.21     4,411,453.61    4,411,453.61
                                                               ===============  ==============  ================  ==============


                                                      EARNED INC.
                     LEGAL ENTITY                      CREDIT           TOTAL
                     ------------                      ------           -----
 1 U.S. Office Products North Atlantic District                        424,915.88
 2 Vend-Rite Service Corporation                                       779,748.03
 3 Modern Vending                                                      226,701.95
 4 Modern Food Systems, Inc.                                            38,539.71
 5 Systems House, Inc.                                                 767,628.11
 6 U.S. Office Products Chicago District, LLC                        4,387,612.59
 7 Kentwood Office Furniture                                           138,635.51
 8 Sletten Vending Service, Inc.                                       210,737.06
 9 U.S. Office Products Mid Atlantic District       (134.49)         2,050,354.75
10 U.S. Office Products Company                                      3,501,391.03
11 U.S. Office Products Georgia District                               212,646.80
12 U.S. Office Products Florida District            (336.24)         1,141,548.43
13 Dulworth Office Furniture Company                                    32,742.21
14 U.S. Office Products South Central District                         945,177.09
15 U.S. Office Products Mid-South District                             956,974.79
16 U.S. Office Products Northwest District                           1,516,825.99
17 Bindery Systems, Inc.                                               177,583.01
18 U.S. Office Products Colorado District                              528,103.32
19 Central Texas Office Products, Inc.                                 788,134.53
20 McWhorters Stationery Company                                       780,656.91
                                                   ----------   ------------------
   TOTAL                                            (470.73)        19,606,657.70
                                                   ==========   ==================

EXHIBIT G

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:  US OFFICE PRODUCTS COMPANY, ET AL.            Case Number:  01-646 (PJW)
------------------------------------------      Reporting Period: April 1, 2001-
                Debtors                                           April 30, 2001


                        LISTING OF AGED ACCOUNTS PAYABLE

---------------------------------------------------------------------------------------------------------------------
                                      CURRENT              31 - 60        61 - 90     OVER 90            TOTAL
---------------------------------------------------------------------------------------------------------------------
USOP-North America                 $ 39,676,750.78       $ 305,905.22       $  -      $   -         $ 39,982,656.00
---------------------------------------------------------------------------------------------------------------------
USRefresh                             1,081,661.00         448,942.00                     -            1,530,603.00
---------------------------------------------------------------------------------------------------------------------
McWhorters                              916,601.95          53,451.05          -          -              970,053.00
---------------------------------------------------------------------------------------------------------------------
USOP-Parent                                      -                  -          -          -                       -
---------------------------------------------------------------------------------------------------------------------
TOTAL ACCOUNTS PAYABLE             $ 41,675,013.73       $ 808,298.27       $  -      $   -         $ 42,483,312.00
---------------------------------------------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


6/4/2001                    Page 11 of 19                            Form MOR-4

EXHIBIT H

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:  US OFFICE PRODUCTS COMPANY, ET AL.             Case Number: 01-646 (PJW)
------------------------------------------      Reporting Period: April 1, 2001-
                Debtors                                           April 30, 2001


                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

US OFFICE PRODUCTS-NORTH AMERICA
---------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION                                                   AMOUNT
---------------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period               $ 122,256,158.00
---------------------------------------------------------------------------------------------------
+ Amounts billed during the period                                                  71,177,003.00
---------------------------------------------------------------------------------------------------
- Amounts collected during the period                                              (77,369,667.00)
---------------------------------------------------------------------------------------------------
TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD                     $ 116,063,494.00
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                                            AMOUNT
---------------------------------------------------------------------------------------------------
0 - 30 days old                                                                  $  74,110,843.00
---------------------------------------------------------------------------------------------------
31 - 60 days old                                                                    23,196,293.00
---------------------------------------------------------------------------------------------------
61 - 90 days old                                                                     8,057,099.00
---------------------------------------------------------------------------------------------------
91+ days old                                                                        10,699,259.00
---------------------------------------------------------------------------------------------------
Total Accounts Receivable                                                          116,063,494.00
---------------------------------------------------------------------------------------------------
Amount considered uncollectable (Bad Debt)                                          (4,690,632.00)
---------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE (NET)                                                        $ 111,372,862.00
---------------------------------------------------------------------------------------------------


6/4/2001                    Page 12 of 19                            Form MOR-5

EXHIBIT H

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:  US OFFICE PRODUCTS COMPANY, ET AL.             Case Number: 01-646 (PJW)
------------------------------------------      Reporting Period: April 1, 2001-
                Debtors                                           April 30, 2001


                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

USRefresh
-------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION                                                  AMOUNT
-------------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period               $ 2,774,769.00
-------------------------------------------------------------------------------------------------
+ Amounts billed during the period                                                 6,549,696.00
-------------------------------------------------------------------------------------------------
- Amounts collected during the period                                             (6,645,203.00)
-------------------------------------------------------------------------------------------------
TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD                     $ 2,679,262.00
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                                           AMOUNT
-------------------------------------------------------------------------------------------------
0 - 30 days old                                                                  $ 1,796,640.00
-------------------------------------------------------------------------------------------------
31 - 60 days old                                                                     315,984.00
-------------------------------------------------------------------------------------------------
61 - 90 days old                                                                     111,541.00
-------------------------------------------------------------------------------------------------
91+ days old                                                                         455,097.00
-------------------------------------------------------------------------------------------------
Total Accounts Receivable                                                          2,679,262.00
-------------------------------------------------------------------------------------------------
Amount considered uncollectable (Bad Debt)                                          (308,555.00)
-------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE (NET)                                                        $ 2,370,707.00
-------------------------------------------------------------------------------------------------


6/4/2001                    Page 13 of 19                            Form MOR-5

EXHIBIT H

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:  US OFFICE PRODUCTS COMPANY, ET AL.             Case Number: 01-646 (PJW)
------------------------------------------      Reporting Period: April 1, 2001-
                Debtors                                           April 30, 2001


                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

McWHORTERS
----------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION                                                    AMOUNT
----------------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period                $   365,813.00
----------------------------------------------------------------------------------------------------
+ Amounts billed during the period                                                $ 2,919,832.00
----------------------------------------------------------------------------------------------------
- Amounts collected during the period                                              (2,935,532.00)
----------------------------------------------------------------------------------------------------
TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD                      $   350,113.00
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                                             AMOUNT
----------------------------------------------------------------------------------------------------
0 - 30 days old                                                                   $   285,501.00
----------------------------------------------------------------------------------------------------
31 - 60 days old                                                                       14,660.00
----------------------------------------------------------------------------------------------------
61 - 90 days old                                                                        3,146.00
----------------------------------------------------------------------------------------------------
91+ days old                                                                           46,806.00
----------------------------------------------------------------------------------------------------
Total Accounts Receivable                                                             350,113.00
----------------------------------------------------------------------------------------------------
Amount considered uncollectable (Bad Debt)                                            (25,332.00)
----------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE (NET)                                                            $324,781.00
----------------------------------------------------------------------------------------------------


6/4/2001                    Page 14 of 19                            Form MOR-5

EXHIBIT H

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:  US OFFICE PRODUCTS COMPANY, ET AL.             Case Number: 01-646 (PJW)
------------------------------------------      Reporting Period: April 1, 2001-
                Debtors                                           April 30, 2001


                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

US OFFICE PRODUCTS-PARENT
-----------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION                                                    AMOUNT
-----------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period                     $ -
-----------------------------------------------------------------------------------------------
+ Amounts billed during the period                                                       -
-----------------------------------------------------------------------------------------------
- Amounts collected during the period                                                    -
-----------------------------------------------------------------------------------------------
TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD                           $ -
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                                             AMOUNT
-----------------------------------------------------------------------------------------------
0 - 30 days old                                                                        $ -
-----------------------------------------------------------------------------------------------
31 - 60 days old                                                                         -
-----------------------------------------------------------------------------------------------
61 - 90 days old                                                                         -
-----------------------------------------------------------------------------------------------
91+ days old                                                                             -
-----------------------------------------------------------------------------------------------
Total Accounts Receivable                                                                -
-----------------------------------------------------------------------------------------------
Amount considered uncollectable (Bad Debt)                                               -
-----------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE (NET)                                                              $ -
-----------------------------------------------------------------------------------------------


6/4/2001                    Page 15 of 19                            Form MOR-5

EXHIBIT I

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:  US OFFICE PRODUCTS COMPANY, ET AL.             Case Number: 01-646 (PJW)
------------------------------------------      Reporting Period: April 1, 2001-
                Debtors                                           April 30, 2001


                              DEBTOR QUESTIONNAIRE

US OFFICE PRODUCTS-NORTH AMERICA
--------------------------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH                                                                     YES                 NO
--------------------------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of business this
reporting period?  If yes, provide an explanation below.                                                              X
--------------------------------------------------------------------------------------------------------------------------------
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
below. *                                                                                                              X
--------------------------------------------------------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed?  If no, provide
an explanation below.                                                                             X
--------------------------------------------------------------------------------------------------------------------------------
4.  Are workers compensation, general liability and other necessary insurance
coverages in effect?  If no, provide an explanation below.                                        X
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Per the order (A) Authorizing the (I) Maintenance of certain existing bank accounts and opening new disbursment accounts , (II) Continued use of existing cash management system (III) Continued use of existing business forms and (B) Authorizing interim waiver of certain requirements of Section 345(b) of the Bankruptcy Code, the debtors were authorized to use their cash mangement system in conjunction with the DIP Disbursement Accounts.


6/4/2001                    Page 16 of 19                 Form MOR-5 (Continued)

EXHIBIT I

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:  US OFFICE PRODUCTS COMPANY, ET AL.             Case Number: 01-646 (PJW)
------------------------------------------      Reporting Period: April 1, 2001-
                Debtors                                           April 30, 2001


                              DEBTOR QUESTIONNAIRE

US OFFICE PRODUCTS-PARENT
--------------------------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH                                                                     YES                 NO
--------------------------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of business this                              X
reporting period?  If yes, provide an explanation below.
--------------------------------------------------------------------------------------------------------------------------------
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
below. *                                                                                                             X
--------------------------------------------------------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed?
If no, provide an explanation below.                                                              X
--------------------------------------------------------------------------------------------------------------------------------
4.  Are workers compensation, general liability and other necessary
insurance coverages in effect?  If no, provide an explanation below.                              X
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Per the order (A) Authorizing the (I) Maintenance of certain existing bank accounts and opening new disbursment accounts , (II) Continued use of existing cash management system (III) Continued use of existing business forms and (B) Authorizing interim waiver of certain requirements of Section 345(b) of the Bankruptcy Code, the debtors were authorized to use their cash mangement system in conjunction with the DIP Disbursement Accounts.


6/4/2001                    Page 17 of 19                 Form MOR-5 (Continued)

EXHIBIT I

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:  US OFFICE PRODUCTS COMPANY, ET AL.             Case Number: 01-646 (PJW)
------------------------------------------      Reporting Period: April 1, 2001-
                Debtors                                           April 30, 2001


                              DEBTOR QUESTIONNAIRE

USRefresh
--------------------------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH                                                                     YES                 NO
--------------------------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of business this                              X
reporting period?  If yes, provide an explanation below.
--------------------------------------------------------------------------------------------------------------------------------
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
below. *                                                                                                             X
--------------------------------------------------------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed?
If no, provide an explanation below.                                                              X
--------------------------------------------------------------------------------------------------------------------------------
4.  Are workers compensation, general liability and other necessary insurance
coverages in effect?  If no, provide an explanation below.                                        X
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Per the order (A) Authorizing the (I) Maintenance of certain existing bank accounts and opening new disbursment accounts , (II) Continued use of existing cash management system (III) Continued use of existing business forms and (B) Authorizing interim waiver of certain requirements of Section 345(b) of the Bankruptcy Code, USOP was authorized to use their cash mangement system in conjunction with the DIP Disbursement Accounts.


6/4/2001                    Page 18 of 19                 Form MOR-5 (Continued)

EXHIBIT I

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:  US OFFICE PRODUCTS COMPANY, ET AL.             Case Number: 01-646 (PJW)
------------------------------------------      Reporting Period: April 1, 2001-
                Debtors                                           April 30, 2001


                              DEBTOR QUESTIONNAIRE

McWHORTERS
--------------------------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH                                                                     YES                 NO
--------------------------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of business this                              X
reporting period?  If yes, provide an explanation below.
--------------------------------------------------------------------------------------------------------------------------------
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
below. *                                                                                                             X
--------------------------------------------------------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed?
If no, provide an explanation below.                                                              X
--------------------------------------------------------------------------------------------------------------------------------
4.  Are workers compensation, general liability and other necessary insurance
coverages in effect?  If no, provide an explanation below.                                        X
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


* Per the order (A) Authorizing the (I) Maintenance of certain existing bank accounts and opening new disbursment accounts , (II) Continued use of existing cash management system (III) Continued use of existing business forms and (B) Authorizing interim waiver of certain requirements of Section 345(b) of the Bankruptcy Code, the debtors were authorized to use their cash mangement system in conjunction with the DIP Disbursement Accounts.


6/4/2001                    Page 19 of 19                 Form MOR-5 (Continued)